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                                                                    Exhibit 32.2

                    Certification of Chief Financial Officer

      In connection with the Quarterly Report of Exchange National Bancshares, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Richard G. Rose, Treasurer of the Company, hereby certify in accordance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (b) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: November 9, 2005

                                                          /s/ Richard G. Rose
                                                          ----------------------
                                                          Richard G. Rose
                                                          Treasurer

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